UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2005 (February 10, 2005)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2005, Analysts International Corporation updated its earnings guidance for its fourth quarter and fiscal year ended January 1, 2005 and set a date for its conference call for the fourth quarter and fiscal year of 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE

On February 10, 2005, Analysts International Corporation updated its earnings guidance for its fourth quarter and fiscal year ended January 1, 2005 and set a date for its conference call for the fourth quarter and fiscal year of 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1.

ITEM 9.01 REGULATION FD DISCLOSURE

(c) Exhibits.

99.1 Press release issued February 10, 2005 setting date for conference call and updating earnings guidance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 10, 2005	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

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EXHIBIT INDEX

99.1	Press release dated February 10, 2005.

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